UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 14, 2011
UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

Five Greenwich Office Park
Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (203) 622-3131
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Amended and Restated Credit Agreement
On October 14, 2011, United Rentals, Inc. (“Holdings”), United Rentals (North America), Inc. (the “Company”), United Rentals of Canada, Inc. (the “Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower” and together with the Canadian Borrower and U.S. Borrowers (as defined below), the “Borrowers”) and certain other subsidiaries of Holdings entered into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) with Bank of America N.A., Wells Fargo Capital Finance, LLC, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other financial institutions named therein. The Amended and Restated Credit Agreement provides for a senior secured asset-based loan facility (the “ABL Facility”) of $1,800 million (subject to availability under a borrowing base), a portion of which is available for borrowing in Canadian Dollars. The Amended and Restated Credit Agreement also provides for an uncommitted incremental increase in the ABL Facility of up to $500 million. The Amended and Restated Credit Agreement replaces the existing senior secured asset-based loan facility to which Holdings, the Company and certain of their subsidiaries are parties.
Holdings and each existing and future direct or indirect U.S. subsidiary of Holdings (other than indirect U.S. subsidiaries held through foreign subsidiaries (except the Specified Loan Borrower), special purpose vehicles used in connection with the Accounts Receivable Securitization Facility of Holdings and the Company and certain immaterial subsidiaries (if any)) (the “U.S. Guarantors”) provide unconditional guarantees of the obligations of the Company and certain of its domestic subsidiaries (the “U.S. Borrowers”). Obligations of the U.S. Borrowers are also guaranteed by certain Canadian subsidiaries of Holdings. In addition, the U.S. Guarantors and each existing and future direct and indirect Canadian subsidiary of Holdings (other than special purpose vehicles used in connection with the Accounts Receivable Securitization Facility of Holdings and the Company and certain immaterial subsidiaries (if any)) (the “non-U.S. Guarantors” and together with the U.S. Guarantors, the “Guarantors”) provide unconditional guarantees of the obligations of the Canadian Borrower and the Specified Loan Borrower. In addition, the obligations of the Borrowers under the ABL Facility and the guarantees of the Guarantors are secured by first priority security interests in substantially all of the tangible and intangible assets of the U.S. Borrowers, the U.S. Guarantors and certain Canadian subsidiaries of Holdings, including pledges of all stock or other equity interests in direct subsidiaries owned by the U.S. Borrowers, the U.S. Guarantors or such Canadian subsidiaries (but only up to 65% of the voting stock of each direct foreign subsidiary owned by any U.S. Borrower, U.S. Guarantor or such Canadian subsidiary in the case of pledges securing the U.S. Borrowers’ and U.S. Guarantors’ obligations under the ABL Facility). Assets of the type described in the preceding sentence of the Canadian Borrower or any non-U.S. Guarantor are similarly pledged to secure the obligations of the Canadian Borrower, the Specified Loan Borrower and the non-U.S. Guarantors under the ABL Facility. The security and pledges are subject to certain exceptions.
The ABL Facility matures on October 13, 2016. At closing, approximately $800 million was drawn under the ABL Facility and the Borrowers had approximately $1,000 million available for additional borrowings under the ABL Facility, subject to borrowing base limitations, as reduced by outstanding letters of credit.

The ABL Facility includes a $100 million sub-limit for U.S. swingline loans, a $50 million sub-limit for Canadian swingline loans, a $200 million sub-limit for U.S. letters of credit and a $200 million sub-limit for Canadian letters of credit. Amounts drawn under the ABL Facility bear annual interest at either the LIBOR rate plus a margin of 1.75% to 2.25% or at a base rate plus a margin of 0.75% to 1.25%. The interest rate margins are subject to adjustments based on utilization of the facility. The initial margins for borrowings under the ABL Facility are 2.00% in the case of LIBOR rate loans and 1.00% in the case of base rate loans. The commitment fee payable on the unused portion of the ABL Facility equals 0.250%, 0.375% or 0.500% based on utilization of the ABL Facility. The Borrowers have also agreed to pay customary letter of credit fees.
The ABL Facility contains a number of covenants that, among other things, limit or restrict the ability of the Borrowers and their subsidiaries to incur additional indebtedness; provide guarantees; engage in mergers, acquisitions or dispositions; enter into sale-leaseback transactions; make dividends and other restricted payments; make optional prepayments of other indebtedness; repay certain indebtedness upon a change of control; engage in transactions with affiliates; make investments; change the nature of their business; incur liens; use proceeds; and amend specified debt agreements. In addition, the Borrowers must comply with a minimum fixed charge coverage ratio of 1.00 to 1.00, and a maximum senior secured leverage ratio of 2.75 to 1.00, in each case as of the last day of each quarter, upon the excess availability under the ABL Facility falling below the greater of $150 million and 10% of the maximum revolver amount. The Credit Agreement contains customary events of default. If an event of default occurs, the lenders are entitled to accelerate the advances made thereunder and exercise rights against the collateral.
On October 14, 2011, in connection with the Amended and Restated Credit Agreement, Holdings, the Company and certain subsidiaries of Holdings and the Company entered into an Amended and Restated U.S. Security Agreement, an Amended and Restated U.S. Intellectual Property Security Agreement and an Amended and Restated U.S. Guarantee Agreement, in each case, with Bank of America, N.A., as agent. Also on October 14, 2011, in connection with the Amended and Restated Credit Agreement, Holdings, the Company, certain subsidiaries of Holdings and the Company, the Canadian Borrower and the Specified Loan Borrower entered into an Amended and Restated Canadian Security Agreement, with Bank of America, N.A., as agent. Holdings, the Company and certain subsidiaries of Holdings and the Company named therein also executed an Amended and Restated Canadian Guarantee and certain Canadian subsidiaries of Holdings executed an Amended and Restated Canadian URFLP Guarantee on October 14, 2011.
The foregoing summary is qualified in its entirety by reference to the full text of the Amended and Restated Credit Agreement and the related guarantee and security agreements, which are filed as exhibits hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in the first paragraph of Item 1.01 of this Report under the heading entitled “Amended and Restated Credit Agreement” is incorporated by reference under this Item.
Item 9.01. Financial Statements and Exhibits.

10.1
Amended and Restated Credit Agreement, dated October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc., United Rentals of Canada, Inc., United Rentals Financing Limited Partnership, Bank of America N.A., Wells Fargo Capital Finance, LLC, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other financial institutions named therein.

10.2
Amended and Restated U.S. Security Agreement, dated October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. and Bank of America, N.A., as agent.

10.3
Amended and Restated U.S. Intellectual Property Security Agreement, dated October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. and Bank of America, N.A., as agent.

10.4
Amended and Restated U.S. Guarantee Agreement, dated October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. named or referred to therein and Bank of America, N.A., as agent.

10.5
Amended and Restated Canadian Security Agreement, dated October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc., United Rentals of Canada, Inc., United Rentals Financing Limited Partnership and Bank of America, N.A., as agent.

10.6	Amended and Restated Canadian URFLP Guarantee, dated October 14, 2011, by United Rentals of Nova Scotia (No. 1), ULC and United Rentals of Nova Scotia (No. 2), ULC.

10.7
Amended and Restated Canadian Guarantee, dated October 14, 2011, by United Rentals, Inc., United Rentals (North America), Inc. and certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. named therein.

99.1	Press Release of United Rentals Inc. dated October 14, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 14, 2011

UNITED RENTALS, INC.
By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.
By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amended and Restated Credit Agreement, dated October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc., United Rentals of Canada, Inc., United Rentals Financing Limited Partnership, Bank of America N.A., Wells Fargo Capital Finance, LLC, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other financial institutions named therein.

10.2
Amended and Restated U.S. Security Agreement, dated October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. and Bank of America, N.A., as agent.

10.3
Amended and Restated U.S. Intellectual Property Security Agreement, dated October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. and Bank of America, N.A., as agent.

10.4
Amended and Restated U.S. Guarantee Agreement, dated October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. named or referred to therein and Bank of America, N.A., as agent.

10.5
Amended and Restated Canadian Security Agreement, dated October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc., United Rentals of Canada, Inc., United Rentals Financing Limited Partnership and Bank of America, N.A., as agent.

10.6	Amended and Restated Canadian URFLP Guarantee, dated October 14, 2011, by United Rentals of Nova Scotia (No. 1), ULC and United Rentals of Nova Scotia (No. 2), ULC.

10.7
Amended and Restated Canadian Guarantee, dated October 14, 2011, by United Rentals, Inc., United Rentals (North America), Inc. and certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc. named therein.

99.1	Press Release of United Rentals Inc. dated October 14, 2011.